July 31, 1998


                             PHOENIX
                             ABERDEEN


                          ANNUAL REPORT


                               - PHOENIX-ABERDEEN NEW
                                 ASIA FUND

                               - PHOENIX-ABERDEEN GLOBAL
                                 SMALL CAP FUND



[LOGO] PHOENIX
       INVESTMENT PARTNERS

              -----------------------------------------------------
              Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
              -----------------------------------------------------

PRESIDENT'S MESSAGE
------------------------------------------------------

       Dear Phoenix-Aberdeen Fund Shareholder:

          The last 12 months has been a particularly difficult time for investors in developing countries around the world, but especially in the Pacific basin. For the last 15 years or so, Asia has enjoyed unparalleled growth. However, that growth has been slowing over the past 18 months and fell dramatically in 1998. Recession is evident in such countries as Hong Kong, Korea, and Thailand. What we are seeing is a classic business cycle of expansion and contraction. Asia's downturn is more startling because the boom years were so meteoric.

          However, the real reason for the severity of the collapse is more a result of the political than economic situation. The good news is that changes in leadership and political patronage reforms are occurring across many nations in Asia. In addition, specific measures that the IMF is insisting on are strengthening regulation of the banking industry. In certain Asian countries there has been little or no bankruptcy enforcement. Ironically, it might well be a classic buy signal for the markets if the big, leveraged conglomerates face the threat of liquidation.

          We continue to believe the Pacific Basin offers investors the potential for above-average long-term returns. Looking ahead, the road to recovery will be slow and painful, but we believe that our approach of buying only well-managed, fundamentally sound companies will prevail.

          In this report, your Fund managers discuss how their portfolios have performed over the last fiscal year and give their near-term outlook. We hope you will find their comments informative. If you have any questions, please contact your financial advisor or call Phoenix Investment Partners National Sales Desk at 1-800-243-4361.

          Thank you for your continued participation in Phoenix-Aberdeen
       Funds.

[SIGNATURE]                           [SIGNATURE]
Philip R. McLoughlin                  Hugh Young
PRESIDENT, PHOENIX FUNDS              MANAGING DIRECTOR,
                                      ABERDEEN ASSET MANAGEMENT ASIA
                                      LIMITED

NEW ASIA SERIES
------------------------------------------------------

INVESTOR PROFILE
  Phoenix-Aberdeen New Asia Fund is appropriate for investors seeking long-term capital appreciation. Investors should note that foreign investment involves special risks, such as currency fluctuation, less public disclosure, and economic and political risks.

INVESTMENT ADVISER'S REPORT
  It has been a truly horrendous year for investors in Asia. Currencies and stock markets have tumbled. Economic growth has slumped, and there have been few bright spots in the region. As a consequence, for the 12-month reporting period ended July 31, 1998, the Fund's Class A shares had a negative 45.29% return and Class B shares had a negative return of 45.83%. Our benchmark index, the Morgan Stanley Capital International All Country Asia Pacific ex Japan Index,(1) plummeted even further, falling 48.51%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

  After last year's currency devaluations, Asia has been almost continuously on the ropes. This wasn't necessarily foreseen, however. At the beginning of the year the region's stock markets rallied sharply, but the bounce proved false. In part it reflected the activities of hedge funds that believed last year's lows were overdone from the point of view of both markets and currencies. Yet, the liquidity injection found no basis in fundamental analysis. On the contrary, Asia's story since then has been one of deteriorating growth.

  The idea that the financial nature of the crisis--caused, very loosely, by unhedged private sector borrowing--could be insulated from the broader economy has been exposed as a fallacy. As debt unravels and banks' role becomes exposed, the scope of required recapitalization has slowly dawned on investors. Meanwhile, governments have been wrestling with a collapse in export-led manufacturing. Inflation has jumped as import bills rise, interest rates have been ratcheted up, and unemployment is a pressing issue. The scenario before us: a grave shortage of credit for even solvent businesses, rising unemployment, and fast contracting economies.

  Most attention in the early part of the year was focused on the IMF, which has been in the vanguard of restructuring activity in Korea, Thailand, and Indonesia. Its prescriptions were initially rebuffed last year but found a better reception following Korea's election of a new president. Similarly in Thailand a reform-minded government is speeding its task.

  However, in Korea's case, militant unions and the dominant conglomerates are resisting change. Many of these have for years benefited from state-directed soft loans. Their expansion into new industries, often with little regard for demand or corporate synergy, let alone profit, now makes the task of restructuring a massive challenge. Worse, the weakness in the Japanese yen is eroding many of the cost advantages it held over its neighbor and chief export market. Korea had ambitions to become a major player in many global industries, including global semi-conductors. The price crunch here illustrates the risk inherent in that strategy and has severely hampered the country's rebound.

  Thailand remains held back by its banking sector. After some forced mergers, it appears further work is needed to meet non-performing assets and raise new capital. There has been a degree of liberalization, with foreign banks at last able to buy into ailing domestic institutions. But massive provisioning is still required. Half the country's banks lost money through the first half of this year, notwithstanding their bad loans. Tougher reporting will further squeeze banks through the second half. So, while the likes of

(1) The Morgan Stanley Capital International Index All Country Asia Pacific ex Japan Index is an unmanaged, commonly used measure of stock market performance in Asia and the Pacific Basin.

NEW ASIA SERIES
------------------------------------------------------

leading bank, Bangkok Bank, have managed to issue $1 billion in new capital, further capital injections remain essential.

  Further south, Malaysia's prime minister continues to blame foreigners for the country's problems. Yet while Malaysia has avoided going "cap in hand" to the IMF, profligate domestic borrowing has forced it to take steps to clear away the debris within the financial system. Some measures lack transparency. The national oil company has already bailed out a conglomerate controlled by the prime minister's son. Fears are that a re-structuring agency intended to buy distressed assets will be similarly directed. The prime minister has locked horns with his finance minister. It now appears his populist agenda will win out over orthodox economic reforms. The announcement of a huge spending package will probably favor infrastructure--and the government-connected companies that hold key contracts.

  Another long-ruling leader, Suharto of Indonesia, appeared to be playing a skillful hand with the IMF. However, he continually reneged on promises to reform. All the while the currency sank lower, while international lenders refused to honor Indonesian letters of credit. With prices of basic foodstuffs skyrocketing along with inflation, peaceful protests turned to riots. Heavy-handed intervention by the military then inflamed tensions. After students were gunned down at a campus rally, Suharto's resignation became essential.

  His successor, the former vice-president Habibie, has managed to consolidate his position with the backing of the armed forces. However, he is too closely identified with the ex-president to be considered as anything but a stopgap. The Suharto family's wealth, accumulated through kickbacks, monopolies, and preferential treatment, is much resented, and attacks on the minority Chinese are symptomatic of popular frustration at income inequality. Many of the bankrupt conglomerates that have all but collapsed the banking system are linked to leading government members and the ex-president's family. Huge challenges therefore remain.

  Not surprisingly, even countries like Singapore have been caught by regional events. Despite stringent financial management, the island republic will probably see static growth this year. Hong Kong's decision to continue its currency peg has led to a sharp downturn. As the dollar has risen, it has had to raise local rates, pushing the property-dependent economy into recession. Economic growth is expected to contract by as much as 2% this year. Taiwan's economy has so far been the most resilient, growing 6% in the first quarter of 1998, but there are signs of a weakening, this time resulting from a downturn in the global electronics cycle on which the country is dependent.

  Both China and India have been insulated from the effects of regional currency devaluations due to the non-convertibility of their currencies. China, however, is exposed. A new reform program for its creaking state finance sector is crucial as lending institutions carry a huge burden of non-performing loans made to state-owned enterprises. With exports slowing down and domestic structural problems, the economy has decelerated, and we are expecting only 5% growth this year, well below the 8% the government believes is required to maintain equilibrium. China's plea for Japan to sort itself out reflects anxiety that domestic activity cannot easily substitute for falling exports.

  The Indian subcontinent has undergone various political shifts. A more nationalist minority government is now installed in Delhi. Early resumption of nuclear tests has once more destabilized relations with neighboring Pakistan. We expect the rupee to weaken but continue to find well-run companies with growth potential. Political drift has stopped a rally in equities.

NEW ASIA SERIES
------------------------------------------------------

  Australia has remained relatively strong. The natural resource sector has suffered from the Asian downturn, but our exposure has been solely to the industrial sector. Growth will slow too in Australia, but good fiscal management and quality are being rewarded.

  Last, Japan has created new worries. This was first expressed internationally in terms of a sliding yen. A major fear was that Japan would prove unable to stimulate exports in the region and thus make recovery more difficult. In particular, president Clinton was anxious to put pressure on Tokyo ahead of his Chinese visit. A devaluation in Beijing would have severe consequences for Hong Kong and would probably spark further competitive devaluations elsewhere, but intervention will have only partial success if the politicians vacillate.

  Unfortunately, the story over the last several months is of missed chances. Politicians have failed to confront structural problems in the banking sector. Banks remain debt-encumbered, lending has collapsed, and confidence has also dived over jobs and income. A change of leadership in the ruling LDP makes a clean break possible, but the political culture, whatever the acknowledgment of the need for action, is against it.

OUTLOOK
  Since the crisis, we have placed even more emphasis on due diligence, visiting our holdings more often and calling management quarterly to check on the company's progress. The major change to our portfolio has been in the banking sector. Not because the individual companies themselves are bad, but simply if a bank has lent ten times its equity and economies go into recession, bad debt will mount as we have seen and massive recapitalization and consequent dilution will ensue. What we have found is that the traditional method of valuing an investment, price-to-earnings ratio, is no longer relevant in this period where earnings will be non-existent. What is more useful is franchise value or stocks trading at a discount to assets or cash per share.

  Within the portfolio, it is important to point out that we have avoided the worst of the corporates by our strict due diligence on corporate balance sheets and our rigorous program of company visits. We have also had a long-standing policy of avoiding companies dependent on political patronage for advancement. Although all looks bleak now, we believe that it is the companies in which we are invested that will benefit first from increased fiscal vigilance across the region and secondly when the economies improve.

NEW ASIA SERIES
------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PHOENIX ABERDEEN    PHOENIX ABERDEEN
            NEW ASIA CLASS A    NEW ASIA CLASS B   MSCI AC ASIA PACIFIC EX JAPAN
9/4/96                 $9,524             $10,000                        $10,000
7/31/97                $9,998             $10,437                        $11,200
7/31/98                $5,471              $5,438                         $5,767

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 7/31/98

                                                                   FROM
                                                                 INCEPTION
                                                                 9/4/96 TO
                                                     1 YEAR       7/31/98
----------------------------------------------------------------------------
Class A with 4.75% sales charge                     (47.88)%      (27.15)%
----------------------------------------------------------------------------
Class A at net asset value                          (45.29)%      (25.26)%
----------------------------------------------------------------------------
Class B with CDSC                                   (47.91)%      (27.38)%
----------------------------------------------------------------------------
Class B at net asset value                          (45.83)%      (25.88)%
----------------------------------------------------------------------------
Morgan Stanley Capital International
 All Country Asia Pacific (excluding Japan) Index*  (48.51)%      (25.11)%
----------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 9/4/96 (inception of the Fund) for Class A and B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*Morgan Stanley Capital International All Country Asia Pacific (excluding Japan)
 Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

NEW ASIA SERIES
------------------------------------------------------

                          INVESTMENTS AT JULY 31, 1998

                                       SHARES      VALUE
                                     ----------  ----------
FOREIGN COMMON STOCKS--95.4%
AUSTRALIA--16.8%
  Australian Gas Light Co. Ltd.
    (Utility-Gas Distribution).....      25,000  $  165,513
  BRL Hardy Ltd. (Beverages
    (Alcoholic))...................     127,500     378,621
  Commonwealth Bank of Australia
    (Banks (Major Regional)).......      14,000     174,713
  Leighton Holdings Ltd.
    (Engineering & Construction)...      40,000     136,030
  Pacifica Group Ltd.
    (Manufacturing
    (Diversified)).................      85,000     193,569
  QBE Insurance Group Ltd.
    (Insurance (Multi-Line)).......      80,000     296,350
  Telstra Corp. Ltd.
    (Communications Equipment).....      65,000     185,523
                                                 ----------
                                                  1,530,319
                                                 ----------
HONG KONG--21.2%
  CDL Hotels International Ltd.
    (Lodging (Hotels)).............     900,000     249,758
  Citybus Group Ltd. (Services
    (Commercial & Consumer)).......     700,000      89,448
  Giordano International Ltd.
    (Retail (General
    Merchandise))..................     599,000     103,603
  HSBC Holdings PLC (Banks (Money
    Center)).......................      13,600     331,772
  Hongkong Electric Holdings Ltd.
    (Electric Companies)...........     100,000     313,650
  National Mutual Asia Ltd.
    (Insurance (Multi-Line)).......     600,000     336,883
  Smartone Telecommunications
    (Telecommunications
    (Cellular/Wireless))...........      75,000     217,328
  Swire Pacific Ltd. Class B
    (Diversified Miscellaneous)....     575,000     289,449
                                                 ----------
                                                  1,931,891
                                                 ----------
INDIA--10.6%
  BSES Ltd. GDR (Diversified
    Miscellaneous) (b).............      22,000     249,150
  Industrial Credit & Investment
    Corporation of India Ltd.
    Sponsored GDR (Financial
    (Diversified)).................      20,000     225,000
  Mahanagar Telephone Nigam Ltd.
    Sponsored GDR (Telephone)......      24,000     291,000
  Ranbaxy Laboratories GDR (Health
    Care (Drugs - Major
    Pharmaceuticals))..............      13,000     204,750
                                                 ----------
                                                    969,900
                                                 ----------
INDONESIA--3.2%
  PT Bank Bali (Banks (Major
    Regional)).....................     669,000      52,148
  PT Indosat (Communications
    Equipment).....................     220,000     243,847
                                                 ----------
                                                    295,995
                                                 ----------


                                       SHARES      VALUE
                                     ----------  ----------
MALAYSIA--5.1%
  Carlsberg Brewery Malaysia Berhad
    (Beverages (Alcoholic))........      60,000  $  158,837
  Malaysian Oxygen Berhad
    (Chemicals)....................      95,000     168,431
  Muhibbah Engineering Berhad
    (Engineering & Construction)
    (b)............................     100,000      29,145
  Sime UEP Properties Berhad (Real
    Estate)........................     230,000     107,810
                                                 ----------
                                                    464,223
                                                 ----------
NEW ZEALAND--2.5%
  Telecom Corporation of New
    Zealand Ltd. (Communications
    Equipment).....................      50,000     224,369
                                                 ----------
PHILIPPINES--8.3%
  Ayala Land, Inc. Class B
    (Engineering & Construction)...     840,000     214,495
  Bank of the Philippines Islands
    (Banks (Major Regional)).......      60,000     128,982
  La Tondena Distillers, Inc.
    (Beverages (Alcoholic))........     200,000      81,950
  Philippine Long Distance
    Telephone Co. Sponsored ADR
    (Telephone)....................      15,000     331,875
                                                 ----------
                                                    757,302
                                                 ----------
SINGAPORE--12.7%
  Chemical Industries (Far East)
    Ltd. (Chemicals)...............     100,000     121,056
  Clipsal Industries Ltd.
    (Electrical Equipment).........     150,000      93,000
  Robinson & Company Ltd. (Retail
    (Department Stores))...........     126,000     291,925
  Rothmans Industries Ltd.
    (Tobacco)......................      60,000     278,024
  Singapore Press Holdings Ltd.
    (Publishing (Newspapers))......      28,000     197,860
  United Overseas Bank Ltd. Foreign
    (Banks (Money Center)).........      60,000     172,375
                                                 ----------
                                                  1,154,240
                                                 ----------
SOUTH KOREA--2.5%
  Pohang Iron & Steel Co. (Iron &
    Steel).........................       5,000     224,049
                                                 ----------
SRI LANKA--3.2%
  John Keells Holdings Ltd.
    (Diversified Miscellaneous)....      40,000     136,523
  National Development Bank Ltd.
    (Banks (Major Regional)).......      75,000     158,139
                                                 ----------
                                                    294,662
                                                 ----------
TAIWAN--4.6%
  Standard Foods Taiwan Ltd. GDR
    (Retail (Food Chains)).........      35,000     417,375
                                                 ----------

                       See Notes to Financial Statements                       5

NEW ASIA SERIES
------------------------------------------------------

                                       SHARES      VALUE
                                     ----------  ----------
THAILAND--3.4%
  Bangkok Bank Public Co. Ltd.
    Foreign (Banks (Major
    Regional)).....................      30,000  $   35,619
  Phatra Insurance Public Co. Ltd.
    Foreign (Insurance
    (Multi-Line))..................      73,700     129,904
  Ruam Pattana Fund II (Financial
    (Diversified)) (b).............   1,500,000     139,539
                                                 ----------
                                                    305,062
                                                 ----------
UNITED KINGDOM--1.3%
  Rowe Evans Investments PLC
    (Agricultural Products)........     125,000     117,587
                                                 ----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $13,900,981)................   8,686,974
                                                 ----------
TOTAL LONG-TERM INVESTMENTS--95.4%
  (Identified cost $13,900,981)................   8,686,974
                                                 ----------

                                        PAR
                                       VALUE
                                       (000)       VALUE
                                     ----------  ----------
SHORT-TERM OBLIGATIONS--3.3%
  Salomon Brothers, repurchase
    agreement, 5.48%, dated 7/31/98
    due 8/3/98, repurchase price
    $300,137, collateralized by
    U.S. Treasury Bill 5.60%,
    1/7/99, market value
    $305,989.......................  $ 300       $  300,000
                                                 ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $300,000)...................     300,000
                                                 ----------

TOTAL INVESTMENTS--98.7%
  (Identified cost $14,200,981)................   8,986,974(a)
  Cash and receivables, less
    liabilities--1.3%..........................     121,464
                                                 ----------
NET ASSETS--100.0%.............................  $9,108,438
                                                 ----------
                                                 ----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $555,769 and gross depreciation of $5,920,901 for federal income tax purposes. At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $14,352,106.
(b)  Non-income producing.

6                      See Notes to Financial Statements

NEW ASIA SERIES
------------------------------------------------------

                            INDUSTRY DIVERSIFICATION
            AS A PERCENTAGE OF TOTAL VALUE OF LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Agricultural Products............................................      1.3%
Banks (Major Regional)...........................................      6.3
Banks (Money Center).............................................      5.8
Beverages (Alcoholic)............................................      7.1
Chemicals........................................................      3.3
Communications Equipment.........................................      7.5
Diversified Miscellaneous........................................      7.8
Electric Companies...............................................      3.6
Electrical Equipment.............................................      1.1
Engineering & Construction.......................................      4.4
Financial (Diversified)..........................................      4.2
Health Care (Drugs-Major Pharmaceuticals)........................      2.4
Insurance (Multi-Line)...........................................      8.8
Iron & Steel.....................................................      2.6
Lodging (Hotels).................................................      2.9
Manufacturing (Diversified)......................................      2.2
Publishing (Newspapers)..........................................      2.3
Real Estate......................................................      1.2
Retail (Department Stores).......................................      3.4
Retail (Food Chains).............................................      4.8
Retail (General Merchandise).....................................      1.2
Services (Commercial & Consumer).................................      1.0
Telecommunications (Cellular/Wireless)...........................      2.5
Telephone........................................................      7.2
Tobacco..........................................................      3.2
Utility-Gas Distribution.........................................      1.9
                                                                     ------
                                                                     100.0%
                                                                     ------
                                                                     ------

                       See Notes to Financial Statements                       7

NEW ASIA SERIES
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 1998

ASSETS
Investment securities at value
  (Identified cost $14,200,981)                                    $   8,986,974
Cash                                                                     116,310
Foreign currency at value
  (Identified cost $125,906)                                             124,527
Receivables
  Investment securities sold                                              43,076
  Dividends and interest                                                  34,030
  Receivable from adviser                                                 24,378
  Fund shares sold                                                         4,858
                                                                   -------------
    Total assets                                                       9,334,153
                                                                   -------------
LIABILITIES
Payables
  Investment securities purchased                                        124,527
  Fund shares repurchased                                                 17,141
  Distribution fee                                                         3,839
  Trustees' fee                                                            3,636
  Transfer agent fee                                                       4,625
  Financial agent fee                                                      2,797
  Administration fee                                                       1,233
Accrued expenses                                                          67,917
                                                                   -------------
    Total liabilities                                                    225,715
                                                                   -------------
NET ASSETS                                                         $   9,108,438
                                                                   -------------
                                                                   -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $  17,184,020
Distributions in excess of net investment income                         (71,526)
Accumulated net realized loss                                         (2,789,281)
Net unrealized depreciation                                           (5,214,775)
                                                                   -------------
NET ASSETS                                                         $   9,108,438
                                                                   -------------
                                                                   -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,351,996)                      1,166,559
Net asset value per share                                                  $5.45
Offering price per share
  $5.45/(1-4.75%)                                                          $5.72

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,756,442)                        510,174

Net asset value and offering price per share                               $5.40

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 1998

INVESTMENT INCOME
Dividends                                                            $   367,585
Interest                                                                  33,158
Foreign taxes withheld                                                   (24,320)
                                                                     -----------
    Total investment income                                              376,423
                                                                     -----------

EXPENSES
Investment advisory fee                                                  106,419
Distribution fee--Class A                                                 21,801
Distribution fee--Class B                                                 38,678
Financial agent fee                                                       73,890
Administration fee                                                        18,882
Transfer agent                                                            59,193
Custodian                                                                 55,159
Registration                                                              31,434
Trustees                                                                  20,582
Printing                                                                  20,315
Professional                                                              15,508
Miscellaneous                                                              9,119
                                                                     -----------
    Total expenses                                                       470,980
    Less expenses borne by investment adviser                           (179,218)
                                                                     -----------
    Net expenses                                                         291,762
                                                                     -----------
NET INVESTMENT INCOME                                                     84,661
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                       (2,529,914)
Net realized loss on foreign currency transactions                        (9,688)
Net change in unrealized appreciation (depreciation) on investments   (5,877,623)
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                                (802)
                                                                     -----------
NET LOSS ON INVESTMENTS                                               (8,418,027)
                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         $(8,333,366)
                                                                     -----------
                                                                     -----------

8                      See Notes to Financial Statements

NEW ASIA SERIES
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        FROM
                                                                      INCEPTION
                                                                    SEPTEMBER 4,
                                                                        1996
                                                     YEAR ENDED      TO JULY 31,
                                                    JULY 31, 1998       1997
                                                    -------------   -------------
FROM OPERATIONS
  Net investment income                             $     84,661    $     86,832
  Net realized loss                                   (2,539,602)           (134)
  Net change in unrealized appreciation
    (depreciation)                                    (5,878,425)        663,650
                                                    -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                        (8,333,366)        750,348
                                                    -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                        (119,514)        (52,987)
  Net investment income--Class B                         (43,580)        (15,128)
  In excess of net investment income--Class A           (239,479)             --
  In excess of net investment income--Class B            (87,326)             --
                                                    -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                        (489,899)        (68,115)
                                                    -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (568,922 and
    1,467,788 shares, respectively)                    3,994,745      14,761,764
  Net asset value of shares issued from
    reinvestment of distributions (54,456 and
    4,967 shares, respectively)                          341,985          49,716
  Cost of shares repurchased (735,511 and 194,063
    shares, respectively)                             (5,284,710)     (1,936,251)
                                                    -------------   -------------
Total                                                   (947,980)     12,875,229
                                                    -------------   -------------
CLASS B
  Proceeds from sales of shares (146,419 and
    673,230 shares, respectively)                      1,054,677       6,773,565
  Net asset value of shares issued from
    reinvestment of distributions (18,909 and
    1,408 shares, respectively)                          118,368          14,076
  Cost of shares repurchased (272,894 and 56,898
    shares, respectively)                             (2,064,578)       (573,887)
                                                    -------------   -------------
Total                                                   (891,533)      6,213,754
                                                    -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                      (1,839,513)     19,088,983
                                                    -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS              (10,662,778)     19,771,216
NET ASSETS
  Beginning of period                                 19,771,216               0
                                                    -------------   -------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS
    OF NET INVESTMENT INCOME
    AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    ($71,526) AND $72,144, RESPECTIVELY)            $  9,108,438    $ 19,771,216
                                                    -------------   -------------
                                                    -------------   -------------

                       See Notes to Financial Statements                       9

NEW ASIA SERIES
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              CLASS A                          CLASS B
                                                    ---------------------------       -------------------------
                                                                        FROM                            FROM
                                                                      INCEPTION         YEAR          INCEPTION
                                                    YEAR ENDED        9/4/96 TO         ENDED         9/4/96 TO
                                                      7/31/98          7/31/97         7/31/98         7/31/97
                                                    -----------       ---------       ---------       ---------
Net asset value, beginning of period                  $10.44          $  10.00        $  10.39        $  10.00
INCOME FROM INVESTMENT OPERATIONS(7)
  Net investment income (loss)                          0.06(4)(5)        0.09(4)(5)      0.01(4)(6)      0.01(4)(6)
  Net realized and unrealized gain (loss)              (4.75)             0.41           (4.73)           0.43
                                                    -----------       ---------       ---------       ---------
    TOTAL FROM INVESTMENT OPERATIONS                   (4.69)             0.50           (4.72)           0.44
                                                    -----------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.10)            (0.06)          (0.09)          (0.05)
  In excess of net investment income                   (0.20)               --           (0.18)             --
                                                    -----------       ---------       ---------       ---------
    TOTAL DISTRIBUTIONS                                (0.30)            (0.06)          (0.27)          (0.05)
                                                    -----------       ---------       ---------       ---------
Change in net asset value                              (4.99)             0.44           (4.99)           0.39
                                                    -----------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                        $ 5.45          $  10.44        $   5.40        $  10.39
                                                    -----------       ---------       ---------       ---------
                                                    -----------       ---------       ---------       ---------
Total return(1)                                       (45.29)%            4.98%(3)      (45.83)%          4.37%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)               $6,352           $13,355        $  2,756        $  6,416

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    2.10%             2.10%(2)        2.85%           2.85%(2)
  Net investment income                                 0.89%             0.95%(2)        0.18%           0.06%(2)
Portfolio turnover                                        44%                9%(3)          44%              9%(3)

(1) Maximum sales charges are not reflected in the total calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.10 and $0.15, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.10 and $0.15, respectively.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

10                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
------------------------------------------------------

INVESTOR PROFILE
  Phoenix-Aberdeen Global Small Cap Fund is appropriate for investors seeking long-term capital appreciation. Investors should note that small company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat. Foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks.

INVESTMENT ADVISER'S REPORT
  For the 12 months ended July 31, 1998, Class A shares returned 1.86% and Class B shares returned 1.12% compared with a return of 2.08% for the FT/S&P--Actuaries World Index.-TM-(1) All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

  Western economies and stock markets continued to prosper in the year under review despite the accelerating decline in the Far East, with much of the region, including Japan, in recession. In general, the U.S. and Europe were seen as benefiting from developments in the Far East as the impact on inflation and hence interest rates more than offset the decline in demand. Once again, however, small companies underperformed their larger counterparts throughout the world. For example, in the United States the Russell 2000 Index(2) of smaller companies only gained 2.31% in the year whereas the S&P 500 Index(3) of the country's largest companies increased by 19.31%.

  The domestic large-cap market has continued to perform impressively, although we have yet to see the same performance for smaller companies. Fear of deflation, caused by the Far Eastern collapse, has receded as investors have latched onto the positive benefits of lower inflation and interest rates and expected slower demand. This allowed the Federal Reserve to defer any rate rise, while bonds staged a strong rally. The bond rally was in large measure boosted by a 'flight to quality' in response to the Far Eastern financial implosion. Bond yields, which are at, or near, record lows have, in turn, boosted equity markets, which were already supported by strong liquidity in the form of high institutional cash levels, share buy-backs, and corporate take-over activity.

  European markets in particular have also benefited from the above scenario. The advent of the Euro currency, which is set to be launched in January 1999, has given European institutions access to a much greater pool of domestic currency investments. Also, European markets have drawn significant levels of foreign investment attracted by a region whose economies have much further to go in the current economic cycle and a paucity of investment opportunities elsewhere. This, coupled with the need for corporations to restructure in order to be prepared for a new and more competitive pan-European market and an emerging trend of improving shareholder returns, has combined with the global market environment to enable the European equity market to post particularly strong returns.

  The currency-led collapse in the Pacific Basin has left the region's markets in tatters, and investors are nursing heavy losses. Only a

(1) The FT/S&P--Actuaries World Index-TM- is an unmanaged, broad-based global market index consisting of over 2,400 stocks, covering 28 countries in the Pacific Basin, Europe, and the American markets. The Index is weighted by market capitalization and returns are calculated on a total return basis. The Medium Small component of the FT/S&P--Actuaries World Index consists of companies in the World Index with market capitalizations between $25 million and $13.9 billion. The Index is not available for direct investment.

(2) The Russell 2000 Index is an unmanaged, commonly used measure of small company total return performance. The Index is not available for direct investment.

(3) The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The Index is not available for direct investment.

GLOBAL SMALL CAP SERIES
------------------------------------------------------

determined effort by the IMF and the U.S. to establish credible recovery plans contained the crisis mostly within the region, allowing a selective market recovery in the first quarter of this year. Even this, however, petered out as investors' relief that the worst was over gave way to the realization that there was still much deeper economic pain to endure. Even Hong Kong and Singapore saw their stock markets fall heavily.

  For much of the past year, Japan has been struggling to avoid a recession. Recent data, however, show an economic contraction nearly as severe as that experienced during the first oil crisis. Investors have been correctly cynical of a series of fiscal packages and totally inadequate attempts to reform the banking system. It is only with the recent rapid depreciation of the yen and stock market that the government is being forced into more concrete action.

OUTLOOK
  Western markets have recently fallen from record high levels amid growing concerns of the long-term effect of the prolonged Asian financial crisis in addition to recent worries over the Russian financial situation. We believe the U.S. is relatively immune to Asia. We expect the economy to remain strong, and interest rates and inflation to stay low, encouraging further corporate activity. Only a tightening of monetary policy has the potential to end the bull market, and then it must be tight enough to end the economic expansion. While smaller companies have not participated to the same extent in the protracted bull market they now offer much better value than their larger counterparts, and we have seen some evidence of a switch into those smaller companies not impacted by the external international influences, such as a strong dollar or financial crises overseas. Similarly, in Europe and the U.K., we are continuing to find good, quality companies trading at low multiples.

  In Asia, it is essential for Japan's economy to recover, as the implications of this for the region as a whole are immense with no upturn in the Pacific Basin likely without Japan's assistance. Fundamental valuations for good long-term businesses are looking increasingly compelling; however, short-selling has been distorting the picture. Given the scale of recent declines, we could see a bounce in Asian markets on improved sentiment in the near term.

  In conclusion, while financial markets are proving to be extremely volatile, many of the past year's trends remain in place. Even with a further deterioration in the Far East, there is still some confidence in the ability of Western markets to withstand these squalls. The reasons for this continued bullishness remain low interest rates, low inflation, ample liquidity, and merger and acquisition activity overcoming worries on valuation and earnings issues. Smaller companies have been largely ignored by investors in the recent past, but there are signs beginning to appear that there may be a shift in this trend with better times ahead for these stocks.

GLOBAL SMALL CAP SERIES
------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PHOENIX ABERDEEN          PHOENIX ABERDEEN
           GLOBAL SMALL CAP CLASS A  GLOBAL SMALL CAP CLASS B  FT/S&P--ACTUARIES WORLD INDEX(TM)
9/4/96                       $9,524                   $10,000
9/30/96                                                                                   $10,000
7/31/97                     $10,552                   $11,000                             $11,725
7/31/98                     $10,749                   $10,723                             $11,969

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 7/31/98

                                                                  FROM
                                                                INCEPTION
                                                                9/4/96 TO
                                                    1 YEAR       7/31/98
---------------------------------------------------------------------------
Class A with 4.75% sales charge                     (2.96)%        3.87%
---------------------------------------------------------------------------
Class A at net asset value                           1.86%         6.56%
---------------------------------------------------------------------------
Class B with CDSC                                   (2.52)%        3.73%
---------------------------------------------------------------------------
Class B at net asset value                           1.12%         5.75%
---------------------------------------------------------------------------
FT/S&P--Actuaries World Index Medium/ Small
 Component*                                          2.08%        10.30%**
---------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 9/4/96 (inception of the Fund) for Class A and B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

IMPORTANT NOTE: Investors should know that returns and share prices cited in this report dated 7/31/98 may be significantly different now as a result of recent market conditions. For current performance information, contact your financial advisor or call us toll-free at 1-800-243-4361.

 *The FT/S&P--Actuaries World Index-TM- is a broad-based global market index consisting of over 2,400 stocks, covering 28 countries in the Pacific Basin, Europe and the American markets. The index is weighted by market capitalization and returns are calculated on a total return basis. The Medium/Small component of the FT/S&P--Actuaries World Index consists of companies in the World Index with market capitalization between $25 million and $13.9 billion. Performance is reported by Goldman, Sachs & Co.

**Index information from 9/30/96 to 7/31/98.

GLOBAL SMALL CAP SERIES
------------------------------------------------------

                          INVESTMENTS AT JULY 31, 1998

                                       SHARES       VALUE
                                     ----------  -----------
FOREIGN COMMON STOCKS--63.4%
ARGENTINA--0.6%
  Banco Frances SA Sponsored ADR
    (Banks-Foreign)................       4,000  $    99,750
  Disco SA Sponsored ADR (Retail-
    Supermarkets) (b)..............       2,000       69,250
                                                 -----------
                                                     169,000
                                                 -----------
AUSTRALIA--1.5%
  BRL Hardy Ltd.
    (Beverages-Alcoholic)..........      75,000      222,718
  Pacifica Group Ltd. (Diversified
    Operations)....................     100,000      227,728
                                                 -----------
                                                     450,446
                                                 -----------
BELGIUM--0.3%
  Lernout & Hauspie Speech Products
    NV (Electronic-Parts
    Distributors) (b)..............       1,500       77,438
                                                 -----------
BRAZIL--0.8%
  Centrais Eletricas de Santa
    Catarina SA Preference Class B
    (Utility-Electric Power).......      90,000       75,845
  Companhia Energetica Brasilia
    Preference Class A (Electric
    Products-Miscellaneous) (b)....     443,292       15,248
  Companhia Energetica Brasilia
    Preference Class B (Electric
    Products-Miscellaneous) (b)....     800,000       28,205
  Companhia Paranaense de Energia
    Sponsored ADR (Utility-Electric
    Power).........................      10,000      108,750
                                                 -----------
                                                     228,048
                                                 -----------
CANADA--0.5%
  Imax Corp. (Leisure-Movies &
    Related) (b)...................       7,000      147,000
                                                 -----------
CHILE--0.0%
  Santa Isabel SA Sponsored ADR
    (Retail-Supermarkets)..........       1,496       16,550
                                                 -----------
DENMARK--0.9%
  Sondagsavisen A/S
    (Media-Newspapers).............       4,950      284,839
                                                 -----------
FINLAND--2.3%
  Elcoteq Network Corp. A Shares
    (Telecommunications-
    Equipment).....................      28,400      393,954
  Sampo Insurance Co. PLC A Shares
    (Insurance-Multi-Line).........       5,250      294,217
                                                 -----------
                                                     688,171
                                                 -----------
FRANCE--5.8%
  Altran Technologies SA
    (Commercial
    Services-Engineering/R&D)......       1,540      361,496
  Coflexip SA Sponsored ADR (Oil &
    Gas-Drilling & Equipment)......       1,000       49,500
  LVL Medical
    (Medical-Outpatient/Home
    Care)..........................      11,550      222,867
  Penauille Polyservices
    (Commercial
    Services-Security/Safety)......         830      264,604

                                       SHARES       VALUE
                                     ----------  -----------
FRANCE--CONTINUED
  Picogiga (Electric-Semiconductor
    Equipment).....................       4,710  $   184,928
  Societe Industrielle D'Aviations
    Latecoere SA (Aerospace/Defense
    Equipment).....................       2,310      308,138
  Union des Assurances Federales
    (Insurance-Life)...............       2,370      353,919
                                                 -----------
                                                   1,745,452
                                                 -----------
GERMANY--4.9%
  Apcoa Parking AG (Commercial
    Services-Miscellaneous)........       3,000      210,424
  Berliner Kraft-und Licht AG
    (Electronic-Parts
    Distributors)..................       5,520      217,256
  KM Europa Metal AG (Metal
    Processing & Fabrication)......       3,540      477,693
  LOESCH Umweltschutz AG (Pollution
    Control-Equipment).............      11,568      247,809
  Sauer, Inc. (Machinery-General
    Industrial)....................      23,000      316,831
                                                 -----------
                                                   1,470,013
                                                 -----------
GREECE--0.9%
  STET Hellas Telecommunications SA
    ADR (Telecommunications-
    Cellular) (b)..................       6,500      281,531
                                                 -----------
HONG KONG--1.1%
  Giordano International Ltd.
    (Retail-Apparel/Shoe)..........     751,000      129,892
  Magician Industries Holding Ltd.
    (Commercial
    Services-Miscellaneous)........   1,500,000      191,675
                                                 -----------
                                                     321,567
                                                 -----------
INDIA--1.1%
  Crompton Greaves Ltd. Sponsored
    GDR (Electric
    Products-Miscellaneous) (b)....     155,000      100,750
  Industrial Credit & Investment
    Corporation of India Ltd.
    Sponsored GDR
    (Finance-Investment
    Management)....................      20,000      225,000
                                                 -----------
                                                     325,750
                                                 -----------
INDONESIA--0.4%
  PT Bank Bali (Banks-Foreign).....     600,000       46,769
  PT Tigaraksa Satria (Commercial
    Services-Miscellaneous)........     350,000       74,527
                                                 -----------
                                                     121,296
                                                 -----------
IRELAND--1.6%
  IFG Group PLC (Financial
    Services-Miscellaneous)........     400,000      480,803
                                                 -----------
ISRAEL--1.9%
  Tadiran Ltd. (Telecommunications-
    Equipment).....................      15,242      566,086
                                                 -----------
ITALY--2.7%
  Banca di Roma (Banks-Money
    Center) (b)....................     172,000      399,955
  Banca Popolare di Bergamo Credito
    Varesino SPA (Banks-Foreign)...      17,000      401,486
                                                 -----------
                                                     801,441
                                                 -----------

14                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
------------------------------------------------------

                                       SHARES       VALUE
                                     ----------  -----------
JAPAN--4.2%
  FCC Co. Ltd. (Auto/Truck-Original
    Equipment) (b).................      35,000  $   303,029
  Kawasumi Laboratories
    (Medical/Dental-Supplies)
    (b)............................      29,000      534,301
  Nishio Rent All Co.
    (Commercial-Leasing Companies)
    (b)............................      31,000      251,220
  Shinmei Electric
    (Electric-Miscellaneous
    Components) (b)................      12,000      167,064
                                                 -----------
                                                   1,255,614
                                                 -----------
MEXICO--0.6%
  Grupo Elektra SA de C.V.-CPO
    (Retail-Consumer Electric).....      90,000       71,425
  Industrias CH SA Class B
    (Machinery-General Industrial)
    (b)............................      21,400       76,760
  Tekchem SA Class A (Chemicals-
    Specialty) (b).................     182,000       36,313
                                                 -----------
                                                     184,498
                                                 -----------
NETHERLANDS--0.9%
  BE Seminconductor Industries NV
    (Electric-Semiconductor Mfg.)
    (b)............................      31,250      258,711
                                                 -----------
NORWAY--2.3%
  NetCom ASA (Telecommunications-
    Cellular) (b)..................      10,450      364,014
  Tomra Systems ASA (Pollution
    Control-Equipment).............      10,400      338,856
                                                 -----------
                                                     702,870
                                                 -----------
PERU--0.3%
  Credicorp Ltd. (Banks-Foreign)...       6,000       79,125
                                                 -----------
SINGAPORE--1.9%
  Industrial & Commercial Bank
    (Banks-Foreign)................      78,000       95,327
  Robinson & Co. Ltd.
    (Retail-Department Stores).....      80,000      185,349
  Rothmans Industries Ltd.
    (Tobacco) (b)..................      60,000      278,024
                                                 -----------
                                                     558,700
                                                 -----------
SPAIN--4.5%
  Befesa Medio Ambiente SA
    (Industrial) (b)...............      26,700      440,182
  Catalana Occidente SA
    (Insurance-Multi-Line).........      10,510      327,056
  Corporacion Financiera Reunida SA
    (Finance-Investment
    Management)....................      30,485      412,763
  Sotogrande SA (Real Estate
    Development) (b)...............      51,000      178,627
                                                 -----------
                                                   1,358,628
                                                 -----------
SRI LANKA--0.4%
  John Keells Holdings (Diversified
    Operations) (b)................      40,000      136,523
                                                 -----------
SWEDEN--1.8%
  Haldex AB (Auto/Truck-Original
    Equipment).....................      18,000      313,132
                                       SHARES       VALUE
                                     ----------  -----------
SWEDEN--CONTINUED
  Ortivus AB B Shares (Medical-
    Products) (b)..................      15,500  $   224,701
                                                 -----------
                                                     537,833
                                                 -----------
SWITZERLAND--0.9%
  SEZ Holding AG Class A (Electric
    Products-Miscellaneous)........       1,000      258,310
                                                 -----------
TAIWAN--1.6%
  Standard Foods Taiwan Ltd.
    Sponsored GDR RegS
    (Retail-Supermarkets) (b)......      39,997      476,964
                                                 -----------
UNITED KINGDOM--16.7%
  Access Plus PLC (Commercial
    Services-Advertising)..........      85,000      278,119
  Cedardata PLC
    (Computer-Software)............     200,000      512,065
  Charles Stanley Group PLC
    (Finance-Investment Bankers)...     265,000    1,315,787
  Gresham Computing PLC (Computer-
    Software)......................     570,000      969,816
  ILP Group PLC
    (Containers-Paper/Plastic).....     260,000      151,002
  JJB Sports PLC
    (Retail-Apparel/Shoe)..........      30,000      230,675
  London Pacific Group Ltd. ADR
    (Financial-Diversified)........       3,000       37,875
  Rolfe & Nolan PLC
    (Computer-Software)............     100,000      474,438
  Shire Pharmaceuticals Group PLC
    (Drugs-Major Pharmaceuticals)
    (b)............................       4,000       96,000
  Virgin Express Holdings PLC
    Sponsored IDR
    (Transportation-Airline) (b)...       4,300      168,863
  Wilmington Group PLC (Media-
    Periodicals)...................     250,000      750,511
                                                 -----------
                                                   4,985,151
                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $20,313,712)................   18,968,358
                                                 -----------
U.S. COMMON STOCKS--36.2%
AGRICULTURAL OPERATIONS--0.4%
  AgriBioTech, Inc. (b)............       6,500      117,000
                                                 -----------
BANKS-WEST--1.4%
  Charter One Financial, Inc.......       4,000      130,250
  Washington Federal, Inc..........       5,000      130,000
  Zions Bancorporation.............       3,000      147,000
                                                 -----------
                                                     407,250
                                                 -----------
BUILDING-MOBILE/MANUFACTURING & RV--0.2%
  Fleetwood Enterprises, Inc.......       1,500       53,531
                                                 -----------
BUILDING-PAINT & ALLIED PRODUCTS--0.5%
  Sherwin-Williams Co. (The).......       5,000      159,375
                                                 -----------
BUILDING-RESIDENTIAL/COMMERCIAL--0.6%
  Lennar Corp......................       4,000      110,500
  Toll Brothers, Inc. (b)..........       3,000       78,562
                                                 -----------
                                                     189,062
                                                 -----------
COMMERCIAL-LEASING COMPANIES--0.2%
  First Sierra Financial, Inc.
    (b)............................       2,100       64,050
                                                 -----------

                       See Notes to Financial Statements                      15

GLOBAL SMALL CAP SERIES
------------------------------------------------------

                                       SHARES       VALUE
                                     ----------  -----------
COMMERCIAL SERVICES-ADVERTISING--0.5%
  Catalina Marketing Corp. (b).....       2,000  $    98,750
  Omnicom Group, Inc...............       1,000       52,500
                                                 -----------
                                                     151,250
                                                 -----------
COMMERCIAL SERVICES-MISCELLANEOUS--1.4%
  Professional Detailing, Inc.
    (b)............................         500       11,500
  Staff Leasing, Inc. (b)..........       6,500      151,937
  Staffmark, Inc. (b)..............       6,500      173,875
  United Road Services, Inc. (b)...       3,000       66,750
                                                 -----------
                                                     404,062
                                                 -----------
COMMERCIAL SERVICES-PRINTING--1.0%
  Valassis Communications, Inc.
    (b)............................       2,000       75,875
  World Color Press, Inc. (b)......       6,500      221,406
                                                 -----------
                                                     297,281
                                                 -----------
COMPUTER-INTEGRATED SYSTEMS--0.2%
  Diebold, Inc.....................       2,500       63,125
                                                 -----------
COMPUTER-LOCAL NETWORKS--0.1%
  MMC Networks, Inc. (b)...........       1,200       25,800
                                                 -----------
COMPUTER-SERVICES--0.9%
  Syntel, Inc......................       6,700      164,150
  VeriSign, Inc. (b)...............       3,000       93,000
                                                 -----------
                                                     257,150
                                                 -----------
COMPUTER-SOFTWARE--3.7%
  Black Box Corp. (b)..............       3,800      122,312
  ISS Group, Inc. (b)..............       7,500      348,750
  Manugistics Group, Inc. (b)......       2,500       54,375
  Open Market, Inc. (b)............       5,000       79,375
  Sapient Corp. ...................       3,000      137,250
  Verio, Inc. (b)..................      13,000      367,250
                                                 -----------
                                                   1,109,312
                                                 -----------
DIVERSIFIED OPERATIONS--0.1%
  Furon Co.........................       2,000       35,500
                                                 -----------
ELECTRIC-LASER SYSTEMS/COMPONENT--0.3%
  Uniphase Corp....................       1,500       75,000
                                                 -----------
ELECTRICAL-EQUIPMENT--0.2%
  AFC Cable Systems, Inc. (b)......       2,000       63,750
                                                 -----------
ELECTRONIC-PARTS DISTRIBUTORS--0.6%
  Oak Industries, Inc. (b).........       5,000      185,625
                                                 -----------
FINANCE-INVESTMENT BANKERS--0.9%
  Donaldson, Lufkin & Jenrette,
    Inc............................       3,500      184,625
  Jefferies Group, Inc.............       2,000       88,000
                                                 -----------
                                                     272,625
                                                 -----------
FINANCE-MORTGAGE & RELATED SERVICES--0.9%
  AMRESCO, Inc. (b)................       2,500       71,406
  New Century Financial Corp.
    (b)............................      17,000      192,312
                                                 -----------
                                                     263,718
                                                 -----------
FINANCIAL SERVICES-MISCELLANEOUS--1.0%
  Enhance Financial Services Group,
    Inc............................       4,000      125,500
  HealthCare Financial Partners,
    Inc. (b).......................       2,000      100,000
                                       SHARES       VALUE
                                     ----------  -----------
FINANCIAL SERVICES-MISCELLANEOUS--CONTINUED
  Metris Companies, Inc............         800  $    59,200
                                                 -----------
                                                     284,700
                                                 -----------
INSURANCE-MULTI-LINE--0.3%
  Horace Mann Educators Corp. .....       3,000       93,750
                                                 -----------
INSURANCE-PROPERTY/CASUALTY/TITLE--0.1%
  Selective Insurance Group, Inc.
    (b)............................       2,000       38,750
                                                 -----------
LEISURE-SERVICES--0.1%
  ResortQuest International, Inc.
    (b)............................       1,200       18,825
                                                 -----------
MEDIA-CABLE TV--1.0%
  TV Filme, Inc. (b)...............       8,000       27,000
  USA Networks, Inc................       6,000      175,500
  Westwood One, Inc. (b)...........       4,000      100,000
                                                 -----------
                                                     302,500
                                                 -----------
MEDICAL-BIOMED/GENETICS--1.4%
  Aviron (b).......................       5,000      149,375
  Cell Genesys, Inc. (b)...........       3,000       20,250
  ICOS Corp. (b)...................       1,000       23,500
  Immunex Corp. (b)................       3,000      212,250
                                                 -----------
                                                     405,375
                                                 -----------
MEDICAL-DRUG/DIVERSIFIED--0.9%
  ALZA Corp........................       4,000      155,500
  Algos Pharmaceutical Corp. (b)...       2,500       83,125
  PharMerica, Inc. (b).............       4,000       26,125
                                                 -----------
                                                     264,750
                                                 -----------
MEDICAL-ETHICAL DRUGS--0.4%
  Coulter Pharmaceutical, Inc.
    (b)............................       5,000      130,625
                                                 -----------
MEDICAL-GENERIC DRUGS--0.3%
  Schein Pharmaceutical, Inc.
    (b)............................       3,000       91,500
                                                 -----------
MEDICAL-HOSPITALS--0.1%
  Province Healthcare Co. (b)......       1,000       27,750
                                                 -----------
MEDICAL-INSTRUMENTS--0.3%
  IGEN International, Inc. (b).....       2,500       93,750
                                                 -----------
MEDICAL-NURSING HOMES--0.1%
  Sun Healthcare Group, Inc. (b)...       3,000       43,875
                                                 -----------
MEDICAL-PRODUCTS--0.8%
  ALARIS Medical, Inc. (b).........      15,000       75,937
  Safeskin Corp....................       4,000      150,250
                                                 -----------
                                                     226,187
                                                 -----------
POLLUTION CONTROL-SERVICES--0.2%
  North American Scientific,
    Inc............................       4,450       58,963
                                                 -----------
REAL ESTATE OPERATIONS--0.6%
  Chicago Title Corp...............       4,000      187,000
                                                 -----------
RETAIL-APPAREL/SHOE--1.8%
  AnnTaylor Stores Corp. (b).......       4,000       84,250
  Buckle, Inc. (The)...............       2,250       54,281
  Genesco, Inc. (b)................       6,000       65,250
  Goody's Family Clothing, Inc.
    (b)............................       3,000       77,625

16                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
------------------------------------------------------

                                       SHARES       VALUE
                                     ----------  -----------
RETAIL-APPAREL/SHOE--CONTINUED
  Pacific Sunwear of California,
    Inc............................       3,000  $    88,500
  Ross Stores, Inc.................       2,000       84,125
  Talbots, Inc. (The)..............       3,500       81,813
                                                 -----------
                                                     535,844
                                                 -----------
RETAIL-DISCOUNT & VARIETY--0.2%
  Ames Department Stores, Inc.
    (b)............................       3,000       64,125
                                                 -----------
RETAIL-HOME FURNISHINGS--0.7%
  Ethan Allen Interiors, Inc. .....       2,000       82,625
  Linens 'n Things, Inc............       5,000      140,625
                                                 -----------
                                                     223,250
                                                 -----------
RETAIL-MISCELLANEOUS/DIVERSIFIED--1.7%
  Best Buy Co., Inc. (b)...........       4,500      210,375
  Circuit City Stores-Circuit City
    Group..........................       4,000      207,000
  Trans World Entertainment Corp.
    (b)............................       2,000       78,750
                                                 -----------
                                                     496,125
                                                 -----------
RETAIL/WHOLESALE-BUILDING PRODUCTS--0.2%
  HomeBase, Inc. (b)...............       8,000       62,000
                                                 -----------
RETAIL/WHOLESALE-COMPUTERS--0.3%
  Ingram Micro, Inc., Class A
    (b)............................       2,000       93,250
                                                 -----------
RETAIL/WHOLESALE-JEWELRY--0.3%
  Claire's Stores, Inc.............       5,000      104,375
                                                 -----------
TELECOMMUNICATIONS-CELLULAR--0.2%
  Iridium World Communications Ltd.
    Class A (b)....................       1,000       43,500
                                                 -----------
TELECOMMUNICATIONS-EQUIPMENT--2.9%
  Antech Corp. (b).................      10,000      222,500
  General Instrument Corp. (b).....       9,500      257,688
  L-3 Communications Corp..........       5,000      172,813
  Scientific Atlanta, Inc..........       9,000      216,563
                                                 -----------
                                                     869,564
                                                 -----------
TELECOMMUNICATIONS-SERVICES--1.7%
  ITC Deltacom, Inc................       6,000      286,500
  Primus Telecommunications Group,
    Inc. (b).......................       2,000       40,250
  Star Telecommunications, Inc.
    (b)............................      10,000      183,750
                                                 -----------
                                                     510,500
                                                 -----------
TEXTILE-APPAREL MANUFACTURING--0.7%
  Donna Karan International, Inc.
    (b)............................       5,500       75,281
  Supreme International Corp.
    (b)............................       4,000       70,500
  Tandy Brand Accessories, Inc.
    (b)............................       3,000       55,125
                                                 -----------
                                                     200,906
                                                 -----------
                                       SHARES       VALUE
                                     ----------  -----------
TRANSPORTATION-AIRLINES--1.9%
  Alaska Air Group, Inc. (b).......       3,000  $   125,625
  America West Holding Corp. Class
    B (b)..........................       5,000      120,313
  COMAIR Holdings, Inc.............       1,500       47,344
  Mesaba Holdings, Inc.............       4,000       94,000
  SkyWest, Inc.....................       4,000      108,000
  U.S. Airways Group, Inc. (b).....       1,000       75,000
                                                 -----------
                                                     570,282
                                                 -----------
TRANSPORTATION-TRUCK--0.2%
  Rent Way, Inc. (b)...............       2,500       68,438
                                                 -----------
TRUCKS & PARTS-HEAVY DUTY--0.1%
  Rush Enterprises, Inc. (b).......       4,000       38,750
                                                 -----------
UTILITY-ELECTRIC POWER--1.6%
  Central Maine Power Co...........       3,500       66,281
  Montana Power Co.................       2,000       70,125
  Northeast Utilities, Inc. (b)....       9,000      137,250
  Pinnacle West Capital Corp.......       3,000      128,250
  Rochester Gas & Electric Corp....       2,300       69,288
                                                 -----------
                                                     471,194
                                                 -----------
TOTAL U.S. COMMON STOCKS
  (Identified cost $11,013,591)................   10,814,869
                                                 -----------
TOTAL LONG-TERM INVESTMENTS--99.6%
  (Identified cost $31,327,303)................   29,783,227
                                                 -----------

                                        PAR
                                       VALUE
                                       (000)
                                     ----------
SHORT-TERM OBLIGATIONS--1.3%
  Salomon Brothers, repurchase
    agreement, 5.48%, dated 7/31/98
    due 8/3/98, repurchase price
    $400,183, collateralized by
    U.S. Treasury Bill 5.60%,
    1/7/99, market value $408,637..  $ 400           400,000
                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $400,000)...................      400,000
                                                 -----------
TOTAL INVESTMENTS--100.9%
  (Identified cost $31,727,303)................   30,183,227(a)
  Cash and receivables, less
    liabilities--(0.9%)........................     (278,453)
                                                 -----------
NET ASSETS--100.0%.............................  $29,904,774
                                                 -----------
                                                 -----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $3,950,703 and gross depreciation of $5,681,208 for federal income tax purposes. At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $31,913,732.
(b)  Non-income producing.

                       See Notes to Financial Statements                      17

GLOBAL SMALL CAP SERIES
------------------------------------------------------

                            INDUSTRY DIVERSIFICATION
            AS A PERCENTAGE OF TOTAL VALUE OF LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense Equipment......................................      1.0%
Agricultural Operations..........................................      0.4
Auto/Truck-Original Equipment....................................      2.1
Banks-Foreign....................................................      2.4
Banks-Money Center...............................................      1.3
Banks-West.......................................................      1.4
Beverages-Alcoholic..............................................      0.7
Building-Mobile/Manufacturing & RV...............................      0.2
Building-Paint & Allied Products.................................      0.5
Building-Residential/Commercial..................................      0.6
Chemicals-Specialty..............................................      0.1
Commercial-Leasing Companies.....................................      1.1
Commercial Services-Advertising..................................      1.4
Commercial Services-Engineering/R&D..............................      1.2
Commercial Services-Miscellaneous................................      3.0
Commercial Services-Printing.....................................      1.0
Commercial Services-Security/Safety..............................      0.9
Computer-Integrated Systems......................................      0.2
Computer-Local Networks..........................................      0.1
Computer-Services................................................      0.9
Computer-Software................................................     10.4
Containers-Paper/Plastic.........................................      0.5
Diversified Operations...........................................      1.3
Drugs-Major Pharmaceuticals......................................      0.3
Electric Products-Miscellaneous..................................      1.4
Electric-Laser Systems/Component.................................      0.3
Electric-Miscellaneous Components................................      0.6
Electric-Semiconductor Equipment.................................      0.6
Electric-Semiconductor Manufacturing.............................      0.9
Electrical-Equipment.............................................      0.2
Electronic-Parts Distributors....................................      1.6
Finance-Investment Bankers.......................................      5.4
Finance-Investment Management....................................      2.1
Finance-Mortgage & Related Services..............................      0.9
Financial-Diversified............................................      0.1
Financial Services-Miscellaneous.................................      2.6
Industrial.......................................................      1.5
Insurance-Life...................................................      1.2
Insurance-Multi-Line.............................................      2.4
Insurance-Property/Casualty/Title................................      0.1
Leisure-Movies & Related.........................................      0.5
Leisure-Services.................................................      0.1%
Machinery-General Industrial.....................................      1.3
Media-Cable TV...................................................      1.0
Media-Newspapers.................................................      1.0
Media-Periodicals................................................      2.5
Medical-Biomed/Genetics..........................................      1.4
Medical-Drug/Diversified.........................................      0.9
Medical-Ethical Drugs............................................      0.4
Medical-Generic Drugs............................................      0.3
Medical-Hospitals................................................      0.1
Medical-Instruments..............................................      0.3
Medical-Nursing Homes............................................      0.1
Medical-Outpatient/Home Care.....................................      0.7
Medical-Products.................................................      1.5
Medical/Dental-Supplies..........................................      1.8
Metal Processing & Fabrication...................................      1.6
Oil & Gas-Drilling & Equipment...................................      0.2
Pollution Control-Equipment......................................      2.0
Pollution Control-Services.......................................      0.2
Real Estate Development..........................................      0.6
Real Estate Operations...........................................      0.6
Retail-Apparel/Shoe..............................................      3.0
Retail-Consumer Electric.........................................      0.2
Retail-Department Stores.........................................      0.6
Retail-Discount & Variety........................................      0.2
Retail-Home Furnishings..........................................      0.7
Retail-Miscellaneous/Diversified.................................      1.7
Retail-Supermarkets..............................................      1.9
Retail/Wholesale-Building Products...............................      0.2
Retail/Wholesale Computers.......................................      0.3
Retail/Wholesale-Jewelry.........................................      0.4
Telecommunications-Cellular......................................      2.3
Telecommunications-Equipment.....................................      6.2
Telecommunications-Services......................................      1.7
Textile-Apparel Manufacturing....................................      0.7
Tobacco..........................................................      0.9
Transportation-Airline...........................................      2.5
Transportation-Truck.............................................      0.2
Trucks & Parts-Heavy Duty........................................      0.1
Utility-Electric Power...........................................      2.2
                                                                     ------
                                                                     100.0%
                                                                     ------
                                                                     ------

18                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 1998

ASSETS
Investment securities at value
  (Identified cost $31,727,303)                                    $  30,183,227
Cash                                                                     104,086
Foreign currency at value
  (Identified cost $495,938)                                             502,765
Receivables
  Investment securities sold                                             187,907
  Fund shares sold                                                        12,384
  Dividends and interest                                                  26,983
  Tax reclaim                                                             13,995
                                                                   -------------
    Total assets                                                      31,031,347
                                                                   -------------
LIABILITIES
Payables
  Investment securities purchased                                        882,291
  Fund shares repurchased                                                 91,782
  Advisory fee                                                            20,653
  Distribution fee                                                        15,126
  Transfer agent fee                                                      10,971
  Administration fee                                                       4,051
  Financial agent fee                                                      1,694
  Trustees' fee                                                            3,636
Accrued expenses                                                          96,369
                                                                   -------------
    Total liabilities                                                  1,126,573
                                                                   -------------
NET ASSETS                                                         $  29,904,774
                                                                   -------------
                                                                   -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $  29,947,244
Undistributed net investment loss                                       (163,858)
Accumulated net realized gain                                          1,666,152
Net unrealized depreciation                                           (1,544,764)
                                                                   -------------
NET ASSETS                                                         $  29,904,774
                                                                   -------------
                                                                   -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,781,425)                     1,759,491

Net asset value per share                                                 $10.11
Offering price per share
  $10.11/(1-4.75%)                                                        $10.61

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,123,349)                     1,212,849

Net asset value and offering price per share                              $10.00

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 1998

INVESTMENT INCOME
Dividends                                                            $   417,961
Interest                                                                 135,085
Foreign taxes withheld                                                   (38,868)
                                                                     -----------
    Total investment income                                              514,178
                                                                     -----------

EXPENSES
Investment advisory fee                                                  301,367
Distribution fee--Class A                                                 50,272
Distribution fee--Class B                                                153,367
Financial agent fee                                                       76,730
Administration fee                                                        53,182
Transfer agent                                                            95,186
Custodian                                                                 80,821
Registration                                                              40,650
Printing                                                                  31,574
Professional                                                              29,621
Trustees                                                                  24,171
Miscellaneous                                                             19,900
                                                                     -----------
    Total expenses                                                       956,841
    Less expenses borne by investment adviser                            (97,206)
                                                                     -----------
    Net expenses                                                         859,635
                                                                     -----------
NET INVESTMENT LOSS                                                     (345,457)
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                        6,457,288
Net realized loss on foreign currency transactions                        (5,200)
Net change in unrealized appreciation (depreciation) on investments   (5,763,402)
Net change in unrealized appreciation (depreciation) on foreign
  currency and foreign currency transactions                                (993)
                                                                     -----------
NET GAIN ON INVESTMENTS                                                  687,693
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   342,236
                                                                     -----------
                                                                     -----------

                       See Notes to Financial Statements                      19

GLOBAL SMALL CAP SERIES
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        FROM
                                                                      INCEPTION
                                                                    SEPTEMBER 4,
                                                                        1996
                                                     YEAR ENDED      TO JULY 31,
                                                    JULY 31, 1998       1997
                                                    -------------   -------------
FROM OPERATIONS
  Net investment loss                               $    (345,457)  $   (172,876)
  Net realized gain (loss)                              6,452,088     (1,105,748)
  Net change in unrealized appreciation
    (depreciation)                                     (5,764,395)     4,219,631
                                                    -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        342,236      2,941,007
                                                    -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains--Class A                          (1,634,436)            --
  Net realized gains--Class B                          (1,345,539)            --
  In excess of net investment income--Class A            (267,897)            --
  In excess of net investment income--Class B            (154,696)            --
                                                    -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS                                       (3,402,568)            --
                                                    -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (303,616 and
    2,544,464 shares, respectively)                     3,167,670     26,115,134
  Net asset value of shares issued from
    reinvestment of distributions (202,252 and
    0 shares, respectively)                             1,806,110             --
  Cost of shares repurchased (900,403 and 390,438
    shares, respectively)                              (9,370,519)    (4,060,236)
                                                    -------------   -------------
Total                                                  (4,396,739)    22,054,898
                                                    -------------   -------------
CLASS B
  Proceeds from sales of shares (162,943 and
    1,768,033 shares, respectively)                     1,661,922     18,246,161
  Net asset value of shares issued from
    reinvestment of distributions (138,880 and
    0 shares, respectively)                             1,231,865             --
  Cost of shares repurchased (693,656 and 163,351
    shares, respectively)                              (7,063,874)    (1,710,134)
                                                    -------------   -------------
Total                                                  (4,170,087)    16,536,027
                                                    -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                       (8,566,826)    38,590,925
                                                    -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS               (11,627,158)    41,531,932
NET ASSETS
  Beginning of period                                  41,531,932              0
                                                    -------------   -------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET
    INVESTMENT LOSS OF ($163,858) AND ($162,808),
    RESPECTIVELY)                                   $  29,904,774   $ 41,531,932
                                                    -------------   -------------
                                                    -------------   -------------

20                     See Notes to Financial Statements

GLOBAL SMALL CAP SERIES
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              CLASS A                          CLASS B
                                                    ---------------------------       -------------------------
                                                                        FROM                            FROM
                                                                      INCEPTION         YEAR          INCEPTION
                                                    YEAR ENDED        9/4/96 TO         ENDED         9/4/96 TO
                                                      7/31/98          7/31/97         7/31/98         7/31/97
                                                    -----------       ---------       ---------       ---------
Net asset value, beginning of period                  $11.08          $  10.00        $  11.00        $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         (0.07)(4)(5)      (0.03)(4)(5)    (0.14)(4)(6)    (0.10)(4)(6)
  Net realized and unrealized gain (loss)               0.14              1.11            0.14            1.10
                                                    -----------       ---------       ---------       ---------
    TOTAL FROM INVESTMENT OPERATIONS                    0.07              1.08              --            1.00
                                                    -----------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net realized gains                    (0.89)               --           (0.89)             --
  In excess of net investment income                   (0.15)               --           (0.11)             --
                                                    -----------       ---------       ---------       ---------
    TOTAL DISTRIBUTIONS                                (1.04)               --           (1.00)             --
                                                    -----------       ---------       ---------       ---------
Change in net asset value                              (0.97)             1.08           (1.00)           1.00
                                                    -----------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                        $10.11          $  11.08        $  10.00          $11.00
                                                    -----------       ---------       ---------       ---------
                                                    -----------       ---------       ---------       ---------
Total return(1)                                         1.86%            10.80%(3)        1.12%          10.00%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)              $17,781           $23,874         $12,123         $17,658

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    2.10%             2.10%(2)        2.85%           2.85%(2)
  Net investment income (loss)                         (0.65)%           (0.32)%(2)      (1.40)%         (1.07)%(2)
Portfolio turnover                                       212%              162%(3)         212%            162%(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.05, respectively.
(6) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.05, respectively.

                       See Notes to Financial Statements                      21

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Aberdeen Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Series. Each Series has distinct investment objectives.

  The New Asia Series seeks as its investment objective long-term capital appreciation through investing in equity securities of issuers located in at least three different countries throughout Asia other than Japan. The Global Small Cap Series seeks as its investment objective long-term capital appreciation through investing in a globally diversified portfolio of equity securities of small and medium sized companies.

  Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, Passive Foreign Investment Companies, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998 (CONTINUED)

value is recorded by each Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. EXPENSES:

  Expenses incurred by the Trust with respect to more than one Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

H. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Phoenix-Aberdeen International Advisors, LLC ("PAIA" or the "Adviser") serves as the investment adviser to the Trust. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC (previously known as Aberdeen Trust
PLC).

  PAIA is entitled to a fee at an annual rate of 0.85% of the average daily net assets of each Series. Pursuant to sub-advisory agreements, the Adviser delegates certain investment decisions and functions to other entities. Phoenix Investment Counsel, Inc. ("PIC"), an indirect, majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.15% of the average aggregate daily net assets of each Series from PAIA for providing cash management and other services, as needed. In addition, PAIA allocates certain assets of the Global Small Cap Series for management by PIC. PAIA pays a sub-advisory fee to PIC at an annual rate of 0.40% of the average daily net assets of the Global Small Cap Series so allocated. PAIA also pays a sub-advisory fee to Aberdeen at an annual rate of 0.40% of the average net assets of the New Asia Series and 0.40% of the average net assets of the Global Small Cap Series allocated to Aberdeen by the Adviser for management.

  The Adviser has agreed to reimburse the New Asia Series and the Global Small Cap Series to the extent that other operating expenses (excluding advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.00% of the average daily net assets for Class A and Class B shares for each Series.

  Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor"), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained net selling commissions of $6,512 for Class A shares and deferred sales charges of $203,517 for Class B shares for the year ended July 31, 1998. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series. The Distributor has advised the Trust that of the total amount expensed for the year ended July 31, 1998, $190,472 was retained by the Distributor, $62,527 was paid out to unaffiliated participants and $11,119 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent to the Trust, PEPCO received a fee for bookkeeping and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus
(2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimums and waivers may apply. As Administrator for the Trust, Phoenix Investment Partners Ltd., an indirect, majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.15% of the average daily net assets of each Series for administrative services.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended July 31, 1998, transfer agent fees were $154,379 of which PEPCO retained $19,675 which is net of fees paid to State Street.

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998 (CONTINUED)

  At July 31, 1998, PHL and its affiliates held Trust shares which aggregated the following:

                                                                 AGGREGATE
                                                                 NET ASSET
                                                     SHARES        VALUE
                                                    ---------  --------------
New Asia Series Class A...........................    305,646    $1,665,771
New Asia Series Class B...........................     10,470        56,538
Global Small Cap Series Class A...................    547,011     5,530,281
Global Small Cap Series Class B...................     11,123       111,230

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended July 31, 1998 (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) aggregated the following:

                                                      PURCHASES         SALES
                                                    -------------   -------------
New Asia Series...................................  $   5,195,927   $   6,382,710
Global Small Cap Series...........................     71,020,327      80,850,263

  There were no purchases or sales of long-term U.S. Government and agency securities during the year ended July 31, 1998.

4. MARKET RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series' ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  At July 31, 1998, the New Asia Series had a capital loss carryover of $100,079, expiring in 2006, which may be used to offset future capital gains. The Global Small Cap Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $166,196.

  Under current tax law, foreign currency and capital losses realized after October 31, 1997 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended July 31, 1998, the following foreign currency and capital losses were deferred:

                                            FOREIGN
                                           CURRENCY     CAPITAL
                                          -----------  ---------
New Asia Series.........................   $  13,207   $2,689,202
Global Small Cap Series.................          --      27,411

  For the year ended July 31, 1998, prior year losses deferred were utilized as follows: New Asia Series $934 and Global Small Cap Series $777,042.

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Series of the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of July 31, 1998, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                          UNDISTRIBUTED                CAPITAL PAID
                                               NET       ACCUMULATED   IN ON SHARES
                                           INVESTMENT    NET REALIZED  OF BENEFICIAL
                                          INCOME (LOSS)  GAIN (LOSS)     INTEREST
                                          -------------  ------------  -------------
New Asia Series.........................    $ 261,568     $ (255,968)    $  (5,600)
Global Small Cap Series.................      767,000       (761,170)       (5,830)

This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix-Aberdeen Series Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New Asia Series and the Global Small Cap Series (constituting the Phoenix-Aberdeen Series, hereinafter referred to as the "Trust") at July 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 16, 1998

PHOENIX-ABERDEEN SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis F. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Chong Yoon Chou, Senior Vice President
Christopher D. Fishwick, Senior Vice President
Vivek Gandhi, Senior Vice President
Peter Hames, Senior Vice President
Gawaine Lewis, Senior Vice President
Hugh Young, Senior Vice President
Shahreza Yusof, Senior Vice President
John D. Kattar, Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Nancy G. Curtiss, Treasurer
C. Jeffrey Bohne, Clerk and Secretary

INVESTMENT ADVISER
Phoenix-Aberdeen International Advisors, LLC
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

Customer Service                  1-800-243-1574 (option 0)
Automated Voice Response Unit     1-800-243-1574 (option 1)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

WORLD WIDE WEB ADDRESS:
www.phoenixinvestments.com

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